UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016 (June 23, 2016)

WESTERN MASSACHUSETTS ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	0-7624	04-1961130
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 785-5871

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  2

Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 23, 2016, Western Massachusetts Electric Company, doing business as Eversource Energy (“WMECO”), issued $50 million aggregate principal amount of its 2.75% Senior Notes, Series H, due 2026 (the “Series H Notes”) to institutional accredited investors in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended.  The Series H Notes were issued under the Eighth Supplemental Indenture, dated as of June 1, 2016, between WMECO and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Indenture between WMECO and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, dated as of September 1, 2003, as previously supplemented (as supplemented by the Eighth Supplemental Indenture, the “Indenture”).

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
4.1	Eighth Supplemental Indenture, dated as of June 1, 2016, between WMECO and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Supplemental Indenture”)
4.2	Form of Series H Note (included as Exhibit A to the Supplemental Indenture incorporated by reference herein as Exhibit 4.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MASSACHUSETTS ELECTRIC COMPANY

(Registrant)

June 29, 2016

By:

/s/ PHILIP J. LEMBO

Philip J. Lembo

Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Eighth Supplemental Indenture, dated as of June 1, 2016, between WMECO and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Supplemental Indenture”)
4.2	Form of Series H Note (included as Exhibit A to the Supplemental Indenture incorporated by reference herein as Exhibit 4.1).